THIRD AMENDMENT AND CONSENT
                           ---------------------------

         THIS THIRD AMENDMENT AND CONSENT dated as of October 4, 1999, is to the AMENDED AND RESTATED PARALLEL ASSET PURCHASE AGREEMENT (as defined below), (this "Amendment"), among O&M Funding Corp., as Seller, Owens & Minor Medical, Inc., as Servicer, Owens & Minor, Inc., as Parent and Guarantor, the Parallel Purchasers referred to as the signature pages hereof, and Bank of America, N.A. (f/k/a Bank of America National Trust and Savings Association), as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Parallel Asset Purchase Agreement.


                             PRELIMINARY STATEMENTS

     A. The parties hereto are parties to that certain Amended and Restated Parallel Asset Purchase Agreement, dated as of May 28, 1996 (as amended on October 17, 1997 and on October 6, 1998, the "Parallel Asset Purchase Agreement").

     B. The parties hereto desire to execute this Amendment to amend the Parallel Asset Purchase Agreement in certain respects and to consent to certain matters described herein.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. Amendment. (a) Paragraph C of the Preliminary Statements to the Parallel Asset Purchase Agreement is hereby amended by deleting the phrase "as amended on October 17, 1997 and as amended on October 6, 1998" and substituting the following therefor:

     ", as amended  on  October  17,  1997,  October 6, 1998 and  October 4,
1999".

     (b) Section 6.6 of the Parallel Asset Purchase Agreement is hereby amended by deleting the reference to "October 4, 1999" therein and substituting a reference to "October 2, 2000" therefor.

     (c) Exhibit II to the Parallel Asset Purchase Agreement is hereby amended by adding the following immediately after clause (u) thereof:

         "(v) Year 2000. It has reviewed the areas within its and its subsidiaries' businesses and operations which would reasonably be expected to be adversely affected by, and has developed or is developing a program to address on a timely basis, the "Year 2000 Problem" (that is, the risk that computer applications used by it or its subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date on or after December 31, 1999), and has made related appropriate inquiry of material suppliers and vendors. Based on such review, program and inquiry, it believes that the "Year 2000 Problem" will not have a material adverse effect on its business and operations or on its ability to perform its obligations under the Agreement or the other Transaction Documents or the collectibility of the Receivables."

         (d) Exhibit III to the Parallel Asset Purchase Agreement is hereby amended by adding the following immediately after clause (p) thereof:

         "(q) Year 2000 Procedures. It will (i) review the areas within its and its subsidiaries businesses and operations which would reasonably be expected to be adversely affected by, and will develop and implement a program to address on a timely basis, the Year 2000 Problem, and will make related appropriate inquiry of material suppliers and vendors and
         (ii) notify the Administrator and the Issuer if at any time it has any reason to believe (including information derived from a management letter or other communication from an auditor, regulator or third party consultant) that the "Year 2000 Problem" could reasonably be expected to have a material adverse effect on its business and operations or on its ability to perform its obligations under the agreement or under the other Transaction Documents or the collectibility of the Receivables."

         (e) After giving effect to this Amendment, the Parallel Purchase Percentage and the Maximum Parallel Purchase of each Parallel Purchaser shall be as set forth under such Parallel Purchaser's name on Exhibit A hereto.

         SECTION 2 Consents. The Administrative Agent and each Parallel Purchaser hereby consent that, notwithstanding anything to the contrary in the Parallel Asset Purchase Agreement or the Receivables Purchase Agreement, the aging of the Medix Receivables will be determined as set forth in the letter from O&M Medical attached hereto as Exhibit B for purposes of categorizing such Medix Receivables as Defaulted Receivables and Delinquent Receivables in each Seller Report and any other report or certificate delivered by the Servicer or the Seller pursuant to the terms of the Parallel Asset Purchase Agreement on or prior to June 30, 2000. The Administrative Agent and each Parallel Purchaser hereby consent to the deposit of Collections on Medix Receivables into an account other than a Lockbox Account until October 31, 1999. "Medix Receivables" mean Receivables generated by O&M Medical through the operation of the assets of Medix, Inc. which were acquired by it on July 30, 1999.

         SECTION 3. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants that (i) the representations and warranties made by it set forth in Exhibit II to the Parallel Asset Purchase Agreement, after giving effect to this Amendment, are correct on and as of the Effective Date (defined below) as though made on and as of the Effective Date and shall be deemed to have been made on such Effective Date and (ii) no event has occurred and is continuing, or would result from this Amendment, which constitutes a Termination Event or an Unmatured Termination Event.

         SECTION 4 Effectiveness. This Amendment shall be deemed effective as of the date on which the Administrative Agent shall have received a copy of this Amendment duly executed by each of the parties hereto (such date, the "Effective Date").

         SECTION 5 Miscellaneous. This Amendment may be executed in any number of counterparts, and by the different parties on separate counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same agreement. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York. Any reference to the Parallel Asset Purchase Agreement from and after the Effective Date shall be deemed to refer to the Parallel Asset Purchase Agreement as amended hereby, unless otherwise expressly stated. The Parallel Asset Purchase Agreement, as amended hereby, remains in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date and year first written.

                                 O&M FUNDING CORP., as Seller



                                 By:--------------------------------------------
                            Name:
                                 Title:

                                 OWENS & MINOR MEDICAL, INC.,
                                  as Servicer



                                 By:--------------------------------------------
                            Name:
                                 Title:

                                 OWENS & MINOR, INC.,
                                  as Parent and Guarantor



                                 By:--------------------------------------------
                            Name:
                                 Title:

                                 BANK OF AMERICA, N.A. (f/k/a Bank of America
                                 National Trust and Savings Association) as
                                 Administrative Agent



                                 By:--------------------------------------------
                            Name:
                                 Title:

                                 BANK OF AMERICA, N.A. (f/k/a Bank of America National Trust And Savings Association) as a Parallel Purchaser



                                 By:--------------------------------------------
                            Name:
                                 Title:

                                 THE BANK OF NOVA SCOTIA, as a Parallel
                                 Purchaser



                                 By:--------------------------------------------
                            Name:
                                 Title:

                                 BANK ONE, NA, as a Parallel Purchaser



                                 By:--------------------------------------------
                            Name:
                                 Title:

                                 THE BANK OF NEW YORK, as a Parallel Purchaser



                                 By:--------------------------------------------
                            Name:
                                 Title:

                                    Exhibit A

Bank America, N.A.
------------------
Parallel Purchase Percentage: 46.666666667%
Maximum Parallel Purchase: $70,000,000

The Bank of Nova Scotia
-----------------------
Parallel urchase Percentage: 33.333333333%
Maximum Parallel Purchase: $50,000,000

Bank One, NA
------------
Parallel Purchase Percentage: 13.333333333%
Maximum Parallel Purchase: $20,000,000

The Bank of New York
--------------------
Parallel Purchase Percentage: 6.666666667%
Maximum Parallel Purchase: $10,000,000


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



                                    Exhibit B

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